UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 9, 2015

DEALERTRACK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits

EXHIBIT INDEX
EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014 (incorporated by reference to Exhibit 2.1 of Dealertrack’s Current Report on Form 8-K dated December 18, 2014)
EX-99.1: PRESS RELEASE

Item 7.01 Regulation FD Disclosure.

On January 12, 2015, Dealertrack Technologies, Inc., a Delaware corporation (“Dealertrack”) issued a press release relating to its acquisition of approximately 98% (the “Offer Acquisition”) of the outstanding ordinary shares (the “Shares”) of incadea plc, a public limited company organized under the laws of Jersey, Channel Islands (“incadea”), and listed on the AIM Market of the London Stock Exchange (the “AIM”). A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Dealertrack under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On January 9, 2015, Dealertrack acquired approximately 98% of the Shares of incadea. The Offer Acquisition related to the shares properly tendered and not withdrawn by incadea shareholders in response to the recommended cash offer initiated by Dealertrack on December 19, 2014 at a price of 190 pence in cash per Share (the “Per Share Price”) of incadea (the “Offer”). Pursuant to the rules of the AIM, Dealertrack intends to commence the cancellation of trading of incadea’s shares on the AIM, and following such cancellation, Dealertrack also intends to procure that incadea re-register from a public limited company to a private limited company (collectively, the “Delisting and Re-registration”). In addition, pursuant to provisions of the Companies (Jersey) Law 1991 (as amended) (the “Companies Law”) allowing for the compulsory acquisition of remaining Shares by an owner of greater than 90% of the Shares, Dealertrack intends to initiate the procedures to allow it to compulsorily acquire the remaining Shares that were not tendered into the Offer at the Per Share Price (the “Compulsory Acquisition”, and together with the Offer Acquisition, the “Acquisition”). In connection with the Acquisition, Dealertrack may assign or contribute its rights to acquire and hold the Shares to a wholly owned subsidiary of Dealertrack.

Consistent with the Offer, each Share in the Offer Acquisition was, and in the Compulsory Acquisition will be, purchased for the Per Share Price. Therefore, the total consideration for the Acquisition (following completion of the Compulsory Acquisition) is £121.6 million, or approximately US$190.3 million. The Offer Acquisition was, and the Compulsory Acquisition will be, funded through cash on hand (which includes cash already drawn down from Dealertrack’s existing credit facility).

The foregoing description of the Offer, the Offer Acquisition, the Compulsory Acquisition and the Delisting and Re-registration is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Rule 2.7 Announcement dated December 18, 2014 (the “Rule 2.7 Announcement”), a copy of which was filed as Exhibit 2.1 to Dealertrack’s Current Report on Form 8-K dated December 18, 2014 and which Rule 2.7 Announcement is incorporated herein by reference. The Rule 2.7 Announcement has been provided solely to inform investors of its terms. The terms, provisions and covenants contained therein were made only for the purposes of the Offer and as of specific dates, were made solely for the benefit of the parties to the Offer and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such terms, provisions and covenants may have been qualified by certain disclosures not reflected in the text of the Rule 2.7 Announcement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors, in Dealertrack. Dealertrack’s shareholders and other investors are not third-party beneficiaries under the Rule 2.7 Announcement and should not rely on the terms, provisions and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Dealertrack or incadea or any of their respective subsidiaries or affiliates.

References to “£” or “GBP” are to the British pound sterling. This Current Report on Form 8-K contains translations of certain British pound sterling amounts into U.S. dollars at the rate specified below solely for your convenience. These translations should not be construed as representations that the British pound sterling amounts actually represent such U.S. dollar amounts or that they could be converted into U.S. dollars at the rate indicated. U.S. dollar equivalents for “£” or “GBP” amounts are calculated based on an exchange rate of 0.6420 U.S. dollars per “£” or “GBP” as of December 17, 2014, the date on which Dealertrack converted funds for the Acquisition from U.S. dollars into British pound sterling.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding Dealertrack, the Acquisition, the Offer, and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements include the intention of Dealertrack to cancel trading of incadea’s shares on the AIM and to re-register incadea as a private limited company and the intention of Dealertrack to compulsorily acquire the remaining incadea Shares not tendered into the Offer. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such factors include the risk that incadea shareholders who did not tender their Shares into the Offer potentially objecting to the Compulsory Acquisition under the applicable provisions of the Companies Law and other risks listed in Dealertrack’s reports filed with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These filings can be found on Dealertrack’s website at www.dealertrack.com and the SEC’s website at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and Dealertrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute or form part of an offer or invitation to purchase or otherwise acquire any securities or the solicitation of any vote or approval in any jurisdiction, pursuant to the Offer or otherwise in contravention of applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
No.	Description
2.1	EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014 (incorporated by reference to Exhibit 2.1 of Dealertrack’s Current Report on Form 8-K dated December 18, 2014)
99.1	EX-99.1: PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2015

Dealertrack Technologies, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1	EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014 (incorporated by reference to Exhibit 2.1 of Dealertrack’s Current Report on Form 8-K dated December 18, 2014)
99.1	EX-99.1: PRESS RELEASE

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